                                                                  EXHIBIT 10.2

                           FIRST AMENDMENT AGREEMENT
                           -------------------------

     THIS FIRST AMENDMENT AGREEMENT (this "Amendment"), dated as of September 8, 1997, is among RENAISSANCERE HOLDINGS LTD. (the "Borrower"), the Lenders listed on the signature pages hereto, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as Administrative Agent for the Lenders;

                               W I T N E S E T H:
                               - - - - - - - - -

     WHEREAS, the parties hereto are parties to that certain Third Amended and Restated Credit Agreement dated as of December 12, 1996 (the "Credit Agreement");

     WHEREAS, the parties hereto wish to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:

     Section 1. Credit Agreement Definitions  Capitalized terms used herein that
                ----------------------------
are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

     Section 2. Amendments To Credit Agreement.  Effective on (and subject to
                ------------------------------
the occurrence of) the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

     2.1. Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is
          --------------------------
amended as follows:

          (a) The definition of "Commitment Termination Date" is amended by deleting "December 1, 1999" and inserting "December 1, 2001" therefor.

          (b) The definition of "Invested Assets" is amended by inserting the following at the end thereof: "provided that Catastrophe Bonds shall not be deemed to be Invested Assets."

          (c) The definition of "Net Worth" is amended in its entirety to read as follows:

          "Net Worth means the sum of (a) the shareholders equity, calculated in
           ---------
     accordance with GAAP, plus (b) the outstanding 8.54% Mandatorily Redeemable
                           ----
     Capital Securities issued by the Borrower in March, 1997, plus (c) any
                                                               ----
     other preferred shares of the Borrower and its consolidated Subsidiaries which shall not be redeemable before the Commitment Termination Date.

          (d) The definition of "Reinsurance Agreements" is amended by inserting the following at the end thereof: ", including (for purposes of this Agreement) Catastrophe Bonds."

          (e) The following new definition is inserted in Section 1.1 in its proper alphabetical order:

          "Catastrophe Bonds means (a) any note, bond or other Debt instrument
           -----------------
     which has a catastrophe risk feature linked to interest payments, principal payments or both and is issued with the purpose of transferring traditional reinsurance risk to the capital markets and (b) any equity interest in a Person controlled by the Borrower formed for the sole purpose of investing in Debt of the type described in clause (a), in each case which are purchased by the Borrower in accordance with its customary reinsurance underwriting procedures.

     2.2. Amendment to Section 5.9.  Section 5.9 of the Credit Agreement is
          -----------------------------------------------------------------
amended as follows:
-------------------

          (a) Clause (ii) of Section 5.9 is amended by deleting "95%" and inserting "80%" therefor.

          (b) The last sentence of Section 5.9 beginning "Notwithstanding the foregoing" is deleted in its entirety.

     2.3. Amendment to Section 6.3.  Section 6.3(ii) of the Credit Agreement is
          ---------------------------------------------------------------------
amended in its entirety to read as follows:
-------------------------------------------

          (ii) purchases or acquisitions which comply with Section 5.10 provided
     (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) the purchase price for any single purchase or acquisition does not exceed 50% of Net Worth minus all amounts which in accordance with GAAP would be characterized as intangible assets (including goodwill) as of the date of such purchase or acquisition (calculated on a proforma basis giving effect to such acquisition or purchase) and (z) the aggregate purchase price of all purchases and acquisitions after the First Amendment Effective Date do not exceed 100% of Net Worth minus all amounts which in accordance with GAAP would be characterized as intangible assets (including goodwill).

     2.4. Schedule 1.2.  Schedule 1.2 of the Credit Agreement is deleted in its
          ---------------------------------------------------------------------
entirety and Schedule 1.2 to this Amendment is substituted therefor.
--------------------------------------------------------------------

     Section 3. Representation And Warranties.  In order to induce the Lenders
                -----------------------------
and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders and to the Administrative Agent that:

          (a) No Event of Default or Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

          (b) the warranties of the Borrower contained in Article IV of the Credit Agreement are true and correct as of the date hereof, with the same effect as though made on such date; provided that (i) with respect to clause (a) of Section 4.2, the reference to "1995 Fiscal Year" therein shall instead be a reference to "1996 Fiscal Year" and (ii) with respect to clause (a) of Section 4.3, the reference to "December 31, 1995" shall instead be a reference to "December 31, 1996" and the reference to the nine months ended September 30, 1996 shall instead be a reference to "the six months ended June 30, 1997".

     Section 4. Conditions to Effectiveness.  The Amendment set forth in Section
                ---------------------------
2 hereof shall become effective on the date (the "First Amendment Effective Date") when the Administrative Agent shall have received all of the following, each in form and substance satisfactory to the Administrative Agent:

          (a) eight counterparts of this Amendment executed by all of the parties hereto;

          (b) a certificate of an authorized officer of the Borrower as to the satisfaction of the conditions set forth in Section 3 of this Amendment;
                                                 ---------
     and

          (c) such other documents as the Administrative Agent or any Lender may reasonably request;

     provided, however, that the amendment set forth in Section 2.2 hereof
     --------  -------
     [AMENDMENT TO SECTION 5.9] shall be effective as of June 30, 1997.

     Section 5. Reaffirmation of Loan Documents. From and after the date hereof,
                -------------------------------
each reference that appears in any other Loan Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement, is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

     Section 6. Counterparts; Effectiveness.  This Amendment may be executed by
                ---------------------------
the parties hereto in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     Section 7. Governing Law; Entire Agreement.  This Amendment shall be deemed
                -------------------------------
a contract made under and governed by the laws of the State of Illinois, without giving effect to conflicts of laws principles. This agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements with respect thereto.

     Section 8. Loan Document.  This Amendment is a Loan Document.
                -------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    RENAISSANCERE HOLDINGS LTD.

                                    By:
                                        ---------------------------------
                                    Title:

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Administrative Agent and
                                    Lender

                                    By:
                                        ---------------------------------
                                    Title:

                                    FLEET NATIONAL BANK

                                    By:
                                        ---------------------------------
                                    Title:

                                    MELLON BANK, N.A.

                                    By:
                                        ---------------------------------
                                    Title:

                                    THE BANK OF N.T. BUTTERFIELD & SON LIMITED

                                    By:
                                        ---------------------------------
                                    Title:

                                    BANK OF MONTREAL

                                    By:
                                        ---------------------------------
                                    Title:

                                    DEUTSCHE BANK AG, New York and/or Cayman
                                    Islands Branch

                                    By:
                                        ---------------------------------
                                    Title:

                                    By:
                                        ---------------------------------
                                    Title:

                                    BANK OF BERMUDA

                                    By:
                                        ---------------------------------
                                    Title:

                                  SCHEDULE 1.2

                                  Pricing Grid



              PRICING      PRICING      PRICING       PRICING      PRICING
              LEVEL I     LEVEL II     LEVEL III     LEVEL IV      LEVEL V

S & P         BBB+ or        A-            A            A+         AA- or
 Claims        below                                                above
 Rating

Offshore         0.500%       0.400%        0.350%       0.300%       0.250%
 Rate

Non-Use          0.150%       0.125%        0.100%       0.090%       0.080%
 Fee Rate